UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2009

BIOPACK ENVIRONMENTAL SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29981	91-2027724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 905, 9/F, Two Chinachem Exchange Square, 338 King’s Road, North Point, Hong Kong
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code +852.3586.1383

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 1, 2009, we borrowed the sum of $50,000 from Creative Mind Assets Ltd., a stockholder of our company. To evidence this debt we issued a promissory note to Creative Mind Assets Ltd. in the amount of $50,000. The promissory note is payable on demand and bears interest at a rate of 1% per annum, which is payable on the first day of each and every month.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Promissory note dated September 1, 2009 with Creative Mind Assets Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By:	/s/ Gerald Lau
Gerald Lau
President and a Director

Date:	September 2, 2009